UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2019

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01                                           Regulation FD Disclosure.

On February 11, 2019, PetroShare Corp. (the “Company”) mailed to its shareholders of record as of February 4, 2019 a proxy statement and proxy regarding a special meeting of the Company’s shareholders to be held on March 15, 2019. The purpose of the special meeting is to approve an amendment to the Company’s Articles of Incorporation to increase the amount of common stock that the Company is authorized to issue from 100,000,000 to 200,000,000 shares.

Included in the text of the proxy statement is a description of a term sheet to which the Company is party and a possible financing that the Company may pursue if the proposed amendment to the Articles of Incorporation is approved by the shareholders. Please see the proxy statement filed as Exhibit 99.1 to this report for further information on this possible transaction.

A copy of the proxy statement and proxy that was mailed to the Company’s shareholders is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits. The following exhibits are furnished with this report:

99.1                        Proxy statement and proxy card

Caution Concerning Forward-Looking Statements

The proxy statement contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding possible future transactions in which the Company may be party. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to actions and decisions by third parties over which the Company has no control, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, fluctuations in the market price of crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2017 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in the proxy statement are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: February 11, 2019	By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco, Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished with this report.

Exhibit Number	Description of Exhibit

99.1	Proxy statement and proxy card